CAPITAL FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES	Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Financial Holdings, Inc. (the “Company) on Form 10-K for the year ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Elizabeth A. Redding, Chief Financial Officer & Corporate Secretary of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2016	By /s/ Elizabeth A. Redding
Elizabeth A. Redding
Chief Financial Officer & Corporate Secretary